UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2022

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 350

Wayne, PA 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMTX	NYSE American LLC
Warrants to purchase Common Stock	BMTX.W	NYSE American LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2022, Pankaj Dinodia resigned for personal reasons as a director of BM Technologies, Inc. (the “Company”) and as a member of each committee of the Company’s Board of Directors (the “Board”) on which he served, effective immediately. Mr. Dinodia’s resignation as a director was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.

In connection therewith and effective immediately, the Board decreased the size of the Board from eight to seven members. Further, Mike Gill was appointed Chairman of the Compensation Committee to replace Mr. Dinodia and Lead Director to liaison between management and the independent directors, effective immediately.

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 15, 2022, the Company, held its 2022 annual meeting of stockholders (the “Annual Meeting”) to consider the proposal as described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2022 (as supplemented by the prospectus supplement filed with the SEC on May 19, 2022, the “Proxy Statement”). A summary of the matters voted upon by the stockholders is set forth below.

Proposal 1

The following individuals, constituting all of the nominees named in the Proxy Statement, were elected as Class II directors to serve until the 2025 annual meeting of stockholders and until their successors have been duly elected and qualified. The votes cast at the Annual Meeting were as follows:

Class II Director Nominees	For	Withheld	Broker Non-Votes
Marcy Schwab	6,258,454	960,744	1,862,704
A.J. Dunklau	6,279,844	939,354	1,862,704
Mike Gill	6,308,472	910,726	1,862,704

Proposal 2

Proposal 2 was withdrawn prior to submission to the stockholders for a vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM Technologies, Inc.

Dated: June 17, 2022	By:	/s/ Bob Ramsey
Bob Ramsey
Chief Financial Officer